Derivatives	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Derivatives
24 Derivatives

	Derivative asset		Derivative liability
	2020	2019	2020	2019
Derivatives for general account

Derivatives not designated in a hedge	12,617	10,134	13,661	11,060

Derivatives designated as fair value hedges	88	21	20	26

Derivatives designated as cash flow hedges	338	390	608	320

Derivatives desginated as Net foreign investment hedges	196	112	161	96
	13,238	10,658	14,450	11,501
Derivatives for account of policyholders

Derivatives not designated in a hedge	747	499	167	114
Total derivatives 1)	13,986	11,157	14,617	11,616
Of which:

Current	673	581	4,220	2,300

1	Refer to note 44 Fair value for a summary of all financial assets and financial liabilities at fair value through profit or loss.

The fair value of derivatives on the asset and liability side of the consolidated statement of financial position increased during 2020 mainly due to changes in interest rates and changes in the credit spread, as well as purchases, disposals and maturities. Refer to note 44 Fair value for details on fair value measurement of derivatives.
Aegon the Netherlands partially hedges the risk of future longevity increases in the Netherlands related to a part of its insurance liabilities. These longevity derivatives are constructed to pay out if the mortality rates in future years decrease more than a pre-determined percentage compared with the base scenario at the moment of signing the contract.
The above mentioned derivatives are used to enhance Aegon’s risk-return profile and to improve capital efficiency.
The derivatives are measured at fair value through profit or loss in accordance with IAS 39. The value of the longevity derivatives are calculated using an internal model as there is no active market for this type of derivatives. For more details refer to the paragraph on underwriting risk included in note 34 Insurance contracts and the paragraph on derivatives included in note 44 Fair value.
Use of derivatives
Derivatives not designated in a hedge - general account

	Derivative asset		Derivative liability
Derivatives not designated in a hedge – general account	2020	2019	2020	2019

Derivatives held as an economic hedge	12,595	10,118	8,629	7,854

Bifurcated embedded derivatives	22	16	5,032	3,197

Other	-	-	-	9
Total	12,617	10,134	13,661	11,060
Aegon utilizes derivative instruments as a part of its asset liability risk management practices. The derivatives held for risk management purposes are classified as economic hedges to the extent that they do not qualify for hedge accounting, or that Aegon has elected not to apply hedge accounting. The economic hedges of certain exposures relate to an existing asset, liability or future reinvestment risk. In all cases, these are in accordance with internal risk guidelines and are closely monitored for continuing compliance.
Bifurcated embedded derivatives that are not closely related to the host contracts have been bifurcated and recorded at fair value in the consolidated statement of financial position. These bifurcated embedded derivatives are embedded in various institutional products, modified coinsurance and unit-linked insurance contracts in the form of guarantees for minimum benefits. Please refer to note 36 Guarantees in insurance contracts for more disclosures about these guarantees.
Credit Default Swaps
Aegon has entered into free-standing credit derivative transactions. The positions outstanding at the end of the year were:

	2020		2019
Credit derivative disclosure by quality	Notional	Fair value	Notional	Fair value

AAA	13	-	10	-

AA	168	4	106	3

A	762	9	915	13

BBB	2,677	46	3,258	70

BB	205	4	97	3

B or lower	121	-	58	-
Total	3,945	63	4,444	89
Certain derivatives are used to add risk by selling protection in the form of single name and index based credit default swaps. This involves the purchase of high quality, low risk assets and the sale of credit derivatives. The table above provides a breakdown in credit quality of these credit derivatives. The credit ratings relate to the underlying exposures of these credit derivatives.
Derivatives designated as fair value hedges
Aegon’s fair value hedges includes interest rate swaps, swaptions, equity and fixed income total return swaps, equity options, equity futures, bond futures and variance swaps that are used to protect against changes in the fair value of interest rate and equity sensitive instruments or liabilities. Gains and losses on derivatives designated under fair value hedge accounting are recognized in the income statement. The effective portion of the fair value change on the hedged item is also recognized in the income statement. As a result, only the net accounting ineffectiveness has an impact on the net result.
Aegon has entered into interest rate swap agreements that effectively convert certain fixed-rate assets and liabilities to a floating-rate basis (generally to six months or less LIBOR). These hedges are used for portfolio management to better match assets to liabilities or to protect the value of the hedged item from interest rate movements. These agreements involve the payment or receipt of fixed-rate interest amounts in exchange for floating-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Some of the arrangements use forward starting swaps to better match the duration of assets and liabilities.
Aegon has entered into cross-currency interest rate swap agreements that effectively convert certain foreign currency fixed-rate and floating-rate assets and liabilities to US dollar floating-rate assets and liabilities. These agreements involve the exchange of the underlying principal amounts.
For the years ended December 31, 2020, 2019 and 2018, the gains and (losses) related to the ineffectiveness portion of designated fair value hedges Aegon recognized are as follows:

	2020	2019	2018
Gains (losses) related to the ineffectiveness portion of designated fair value hedges	-	1	5
Derivatives designated as cash flow hedges
Aegon has entered primarily into interest rate swap agreements that effectively convert certain variable-rate assets and liabilities to a fixed-rate basis in order to match the cash flows of the assets and liabilities within Aegon’s portfolio more closely. These agreements involve the payment or receipt of variable-rate interest amounts in exchange for fixed-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Aegon hedges its exposure to the variability of future cash flows from the interest rate movements for terms up to 24 years for hedges converting existing floating-rate assets and liabilities to fixed-rate assets.
Aegon uses forward starting interest rate swap agreements to hedge the variability in future cash flows associated with the forecasted purchase of fixed-income assets. These agreements reduce the impact of future interest rate changes on the forecasted transaction. Fair value adjustments for these interest rate swaps are deferred and recorded in equity until the occurrence of the forecasted transaction at which time the interest rate swaps will be terminated. The accumulated gain or loss in equity will be amortized into investment income as the acquired asset affects income.
Aegon hedges its exposure to the variability of future cash flows from interest rate movements for terms up to 23 years.
The cash flows from these hedging instruments are expected to affect the profit and loss for approximately the next 32 years. For the year ended December 31, 2020, the contracts for which cash flow hedge accounting was terminated resulted in deferred gains of EUR 186 million (2019: EUR 112 million) that are recognized directly in equity to be reclassified into net income during the period when the cash flows occur of the underlying hedged items. During the year ended December 31, 2020, none of Aegon’s cash flow hedges were discontinued as it was highly probable that the original forecasted transactions would occur by the end of the originally specified time period documented at the inception of the hedging relationship. Aegon projects investment needs many years into the future in order to support the insurance liabilities and pay all contractual obligations arising from the policies in force today.
In addition, Aegon also makes use of cross currency swaps to convert variable or fixed foreign currency cash flows into fixed cash flows in local currencies. The cash flows from these hedging instruments are expected to occur over the next 30 years. These agreements involve the exchange of the underlying principal amounts.

Hedge ineffectiveness and reclassification of gains (losses)	2020	2019	2018

Hedge ineffectiveness on cash flow hedges	-	-	2

Gains (losses) reclassified from equity into the income statement	74	51	(62)

Expected deferred gain (loss) to be reclassified from equity into net income during the next 12 months	92	89	9

The periods when the cash flows are expected to occur are as follows:

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2020 Total

Cash inflows	268	761	767	5,402	7,197

Cash outflows	-	4	-	-	4
Net cash flows	267	757	767	5,402	7,193

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2019 Total

Cash inflows	597	928	875	5,764	8,165

Cash outflows	-	1	3	-	4
Net cash flows	597	927	872	5,764	8,160
Effect of uncertainty of IBOR reform on derivatives designated as fair value and cash flows hedges
The future of IBORs (Interbank Offered Rates) such as Euribor, Eonia and LIBOR has been a major topic on the global agenda since the G20 asked the Financial Stability Board (FSB) to undertake a fundamental review of leading interest rate benchmarks in 2013. The FSB proposed new standards to reform interest rate benchmarks and the use of transaction-based input data instead of non-transactional/panel input data. In the EU this is adopted in the new Benchmark Regulation (BMR) which stipulates that from January 2020 only BMR compliant benchmarks may be used within the EU.
Despite current uncertainties on how the transition from IBORs to alternative benchmarks will be managed, it is widely acknowledged that IBOR benchmarks impact financial products and contracts, including among others derivatives, corporate bonds, structured debt products, deposits and mortgages. Aegon recognizes that IBOR transitions potentially have implications for all reporting units, including its insurance, asset management and banking activities. The impact of the IBOR transition on the business and operating models are described in transition plans and include among others project solutions and actions, timelines and ownership to ensure timely preparation and implementation. We are currently implementing the actions as described in the transition plans. In July 2020 the discount rates of EUR cleared derivatives switched from EONIA to
€
STR which impacted the valuation of derivatives for which compensation was exchanged. We are in discussions with our counterparties on amending the EUR CSAs from EONIA to
€
STR. In the US, the cleared market has switched discount rates from Fed Funds to SOFR in October 2020. The switch in discount rates is expected to lead to increased liquidity in the new risk free rates.
The majority of the fair value and cash flow hedges are directly exposed to changes in benchmark rates (predominantly Euribor and USD Libor) where it is not clear until when these benchmark rates will be continued and/or how they will transition to alternative rates. For example, the majority of financial instruments designated as fair value or cash flow hedges have a maturity date beyond December 31, 2021 (Net notional amount: EUR 1,482 million, 2019: EUR 1,594 million).
Aegon applies the reliefs offered in IAS 39 to ensure that this uncertainty does not result in the early termination of hedge accounting, whilst also assuming for measurement purposes that, owing to the general principle of equivalence, transitions to alternative rates will not result in significant contract modifications.
Net foreign investment hedges
Aegon funds its investments in insurance subsidiaries with a mixture of debt and equity. Aegon aims to denominate
debt funding in the same currency as the functional currency of the investment. Investments outside the Eurozone, the United States and the United Kingdom are funded in euros. When the debt funding of investments is not in the functional currency of the investment, Aegon uses derivatives to swap the currency exposure of the debt instrument to the appropriate functional currency. This policy will ensure that total capital will reflect currency movements without distorting debt to shareholders’ equity ratios. Aegon utilizes various financial instruments as designated hedging instruments of its foreign investments. These instruments include long-term and short-term borrowings, short-term debts to credit institutions, cross currency swap contracts and forward foreign exchange contracts.